PLAY CO. TOYS & ENTERTAINMENT CORP.
                               550 Rancheros Drive
                          San Marcos, California 92069

                           NOTICE OF ANNUAL MEETING OF
                           SHAREHOLDERS To Be Held on
                                January 28, 1998

To the Shareholders of
PLAY CO. TOYS & ENTERTAINMENT CORP.

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of PLAY CO. TOYS & ENTERTAINMENT CORP. (the "Corporation") will be held at the offices of Klarman & Associates, 14 East 60th Street, New York, New York, on January 28, 1998, at 11:00 a.m. Eastern time, for the following purposes:

         1. To elect four (4) Directors to the Corporation's Board of Directors to hold office for a period of one year or until their successors are duly elected and qualified; and

         2. To transact such other business as properly may be brought before the meeting or any adjournment thereof.

         The close of business on December 15, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

         You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date, and sign the accompanying proxy, and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy automatically will be revoked if you execute the accompanying proxy or if you notify the Secretary of the Corporation, in writing, prior to the Annual Meeting of Shareholders.


                                              By order of the Board of Directors

                                                      James B. Frakes, Secretary


Dated: January 5, 1998


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                       PLAY CO. TOYS & ENTERTAINMENT CORP.
                               550 Rancheros Drive
                          San Marcos, California 92069

                                 PROXY STATEMENT

                                       FOR

                         Annual Meeting of Stockholders
                         To Be Held on January 28, 1998


         This proxy statement and the accompanying form of proxy were mailed on January 5, 1998 to the stockholders of record (as of December 15, 1997) of Play Co. Toys & Entertainment Corp., a Delaware corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting to be held on January 28, 1998 and at any adjournment thereof.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

         Shares of the Corporation's Common Stock, par value $.01 per share (the "Common Stock"), represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted FOR the proposal to elect four (4) Directors to the Corporation's Board of Directors to hold office for a period of one year or until their successors are duly elected and qualified.

     Any such proxy may be revoked at any time before it is voted. A stockholder may revoke this proxy (i) by notifying the Secretary of the Corporation either in writing prior to the Annual Meeting or in person at the Annual Meeting; (ii) by submitting a proxy bearing a later date; or (iii) by voting in person at the Annual Meeting. An affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to elect the Directors. A stockholder voting through a proxy who abstains with respect to the election of Directors is considered to be present and entitled to vote on the election of Directors at the meeting, and his abstention is, in effect, a negative vote; however, a stockholder (including a broker) who does not give authority to a proxy to vote or who withholds authority to vote on the election of Directors shall not be considered present and entitled to vote on the election of Directors. A stockholder voting through a proxy who abstains with respect to approval of any other matter to come before the meeting is considered to be present and entitled to vote on that matter and his abstention is, in effect, a negative vote; however, a stockholder (including a broker) who does not give authority to a proxy to vote or who withholds authority to vote on any such matter shall not be considered present and entitled to vote thereon.

     The Corporation will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its Executive Officers and certain Directors to solicit proxies from stockholders in person and by mail, telegram, and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements, and other material to the beneficial owners of the Common Stock held of record by such persons, and the Corporation may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

         The Corporation's annual report on Form 10-KSB for the fiscal year ended March 31, 1997 and its quarterly report on Form 10-QSB for the six months ended September 30, 1997 accompany this proxy statement.

        The principal executive offices of the Corporation are located at 550 Rancheros Drive, San Marcos, California 92069; the Corporation's telephone number is (760) 471-4505.

Recent Developments

         On December 29, 1997, the Corporation consummated an initial public offering of 750,000 shares of its Series E Preferred Stock (the "Series E Stock") and 1,500,000 Series E Preferred Stock purchase warrants ("Warrants") at $4.00 per share and $.10 per Warrant, respectively, through West America
Securities  Corp.  as  underwriter,  for a total  offering  of  $3,150,000.  The
Corporation received gross proceeds of approximately, $2,740,000 from the offering after the payment of a 10% commission and 3% non accountable expense allowance to the underwriter. With the closing of the offering the option to purchase shares of the Series E Stock granted to Europe American Capital Corp., in accordance with the Congress Financial Corp. (Western) ("Congress") financing has terminated. See "Certain Relationships and Related Transactions."

Independent Public Accountants

         The Board of Directors of the Corporation has selected Haskell & White LLP, Certified Public Accountants, as independent accountants of the Corporation for the fiscal year ending March 31, 1998. Shareholders are not being asked to approve such selection because such approval is not required. The audit services provided by Haskell & White LLP consist of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Representatives of Haskell & White LLP are not expected to be present at the meeting; however, same will have the opportunity to make a statement, via telephone, if they so desire and to answer appropriate questions.

         On February 20, 1997, the Board of Directors of the Corporation authorized the Corporation's Executive Officers to engage Haskell & White LLP as the Corporation's new auditing firm for the year ending March 31, 1997. Prior to engaging Haskell & White, such accounting firm was not consulted on any matters relative to the application of accounting principles on specified transactions or in any matter that was the subject of a disagreement with the prior accountants. The change in accountants was not due to any discrepancies or disagreements between the Corporation and its former accountants, BDO Seidman, LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The former accountants' reports on the Corporation's financial statements for the years ended March 31, 1995 and 1996 did not contain any adverse opinions or disclaimers of opinion; nor were they qualified or modified as to uncertainty, audit scope, or accounting principles as required by Item 304 (a)(3) of Regulation S-B promulgated under the Securities Act of 1933, as amended.

Certain Reports

         No person ("a Reporting Person") who during the fiscal year ended March 31, 1997 was a Director, Officer, or beneficial owner of more than ten percent of the Corporation's Common Stock or Series E Preferred Stock [which are the only classes of equity securities of the Corporation registered under Section 12 of the Securities Exchange Act of 1934 ("the Act")], failed to file on a timely basis reports required by Section 16 of the Act during the most recent fiscal year or prior years. The foregoing is based solely upon a review by the Corporation of (i) Forms 3 and 4 during the most recent fiscal year as furnished to the Corporation under Rule 16a-3(d) under the Act; (ii) Forms 5 and amendments thereto furnished to the Corporation with respect to its most recent fiscal year; and (iii) any representation received by the Corporation from any reporting person that no Form 5 is required, except as described herein.


               VOTING SECURITIES AND SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

          The securities entitled to vote at the meeting are the Common Stock, par value $.01 per share. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. The close of business on December 15, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment thereof. On that date, 4,103,519 shares of Common Stock were outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

         The following table sets forth information as of December 15, 1997 with respect to the beneficial ownership of shares of Common Stock by (i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), known by the Corporation to be the owner of more than 5% of the outstanding shares of Common Stock; (ii) each Director; and (iii) all Officers and Directors as a group. Except to the extent indicated in the footnotes to the following table, each of the individuals listed below possesses sole voting power with respect to the shares of Common Stock listed opposite his name.

-----------------------------------------------------------------------------------------------------------------
Name and Address                      Shares of                             % of  Common
of Beneficial Owner                   Common Stock                          Stock Outstanding (1)
-----------------------------------------------------------------------------------------------------------------
Harold Rashbaum
c/o Play Co. Toys &                   --                                    --
Entertainment Corp.
550 Rancheros Drive
San Marcos, CA
-----------------------------------------------------------------------------------------------------------------
Richard Brady
c/o Play Co. Toys &                   25,587                                 *
Entertainment Corp.
550 Rancheros Drive
San Marcos, CA
-----------------------------------------------------------------------------------------------------------------
Sheikhar Boodram
c/o Play Co. Toys &                    --                                    --
Entertainment Corp.
550 Rancheros Drive
San Marcos, CA
-----------------------------------------------------------------------------------------------------------------
United Textiles &
Toys Corporation                       2,419,581(2)                          59.3
448 West 16th Street
New York, NY 10011
-----------------------------------------------------------------------------------------------------------------
Multimedia Concepts
International, Inc.                    --(3)                                 --(3)
448 West 16th Street
New York, NY 10011
-----------------------------------------------------------------------------------------------------------------
Europe American
Capital Foundation                     --(4)                                 --(4)
Box 47
Tortola, BVI
-----------------------------------------------------------------------------------------------------------------
Vermogenstreuhand GMBH
Kiser Street, #14                      --(5)                                 --(5)
Bregenz Austria
-----------------------------------------------------------------------------------------------------------------
Volcano Trading Limited
Via Cantonale, #16                     --(6)                                 --(6)
Lugano Switzerland
-----------------------------------------------------------------------------------------------------------------

* Less than 1%

     (1) Does not include the shares of Common Stock issuable upon the conversion of the 4,200,570 shares of Series E Stock which are outstanding. Does include the 750,000 shares of Series E Stock issued in the Corporation's initial public offering which closed 12/29/97.

     (2) Does not include 1,350,000 shares of Common Stock issuable upon the conversion of 225,000 shares of the Series E Stock. Includes 578,742 shares issued to United Toys & Textiles Corp. ("UTTC") in connection with the August 1996 distribution of the Corporation's shares by American Toys in August 1996.

     (3) Does not include 4,818,420 shares of Common Stock issuable upon the conversion of 803,070 shares of the Series E Stock.

     (4) Does not include 7,035,000 shares of Common Stock issuable upon the conversion of 1,172,500 shares of the Series E Stock.

     (5) Does not include 4,500,000 shares of Common Stock issuable upon the conversion of 750,000 shares of the Series E Stock.

     (6) Does not include 1,500,000 shares of Common Stock issuable upon the conversion of 250,000 shares of the Series E Stock.

It is expected that the following will be considered at the meeting and that action will be taken thereon:

                            I. ELECTION OF DIRECTORS

         The Board of Directors currently consists of four members elected for a term of one year or until their successors are duly elected and qualified. Two such members are inside directors; two are outside independent directors.

         An affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to elect the Directors. All proxies received by the Board of Directors will be voted for the election as Directors of the nominees listed below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxy, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur.

         The following table sets forth, as of December 15, 1997, the four nominees for election as Directors of the Corporation:

NAME                                                 AGE                       POSITION

Harold Rashbaum                                      70                         Chairman of the Board
Richard Brady                                        46                         Chief Executive Officer, President,
                                                                                and Director
James Frakes                                         40                         Chief Financial Officer, Secretary,
                                                                                and Director
Sheikhar Boodram                                     34                         Director


     All Directors hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. Officers are elected annually by, and serve at the discretion of, the Board of Directors. There are no family relationships between or among any Officers or Directors of the Corporation. Each Director is elected for a period of one year at an annual meeting of the Corporation's shareholders and serves until his successor is duly elected.

     As permitted under the Delaware Corporation Law, the Corporation's Certificate of Incorporation eliminates the personal liability of the Directors to the Corporation or any of its shareholders for damages caused by breaches of said Directors' fiduciary duties. As a result of such provision, stockholders may be unable to recover damages against Directors for actions which constitute negligence or gross negligence or are in violation of said Directors' fiduciary duties. This provision in the Corporation's Certificate of Incorporation may reduce the likelihood of derivative, and other types of shareholder, litigation against Directors.

     Harold Rashbaum was appointed Chairman of the Board of Directors on September 10, 1996. Mr. Rashbaum was a crisis management consultant to the Corporation from July 1995 to September 10, 1996. He has been the President, Chief Executive Officer, and a Director of

     Hollywood Productions, Inc. ("Hollywood") since January 1997. From May 1996 to January 1997, Mr. Rashbaum served as Secretary and Treasurer of Hollywood and the President of Breaking Waves, Inc., a subsidiary of Hollywood. Also since May 1996, Mr. Rashbaum has served as the Secretary, Treasurer, and a Director of D.L. Productions, Inc. ("DLP"). He became President of DLP in January 1997. Since February 1996, Mr. Rashbaum has also been the President and a Director of H.B.R. Consultant Sales Corp. ("HBR"), of which his wife is the sole stockholder. Prior thereto from February 1992 to June 1995, Mr. Rashbaum was a consultant to 47th Street Photo, Inc., an electronics retailer. Mr. Rashbaum held this position at the request of the bankruptcy court during the time 47th Street Photo, Inc. was in Chapter 11. From January 1991 to February 1992, Mr. Rashbaum was a consultant for National Wholesale Liquidators, Inc., a major retailer of household goods and housewares.

     Richard Brady is a co-founder of the Corporation and has acted as the Corporation's Chief Executive Officer and President since December 1995. Mr.
Brady was the Executive Vice President, Secretary, and a Director from the Corporation's inception in 1974 until December 1996. He was re-elected Director of the Corporation in May 1997.

     James Frakes was elected Chief Financial Officer and Secretary of the Corporation in June 1997 and July 1997, respectively. In August 1997, Mr. Frakes was appointed as a Director of the Corporation by the board to fill an existing vacancy. Prior thereto, from June 1990 to March 1997, Mr. Frakes was Chief Financial Officer of Urethane Technologies, Inc. ("UTI") and two of its subsidiaries, Polymer Development Laboratories, Inc. ("PDL") and BMC Acquisition, Inc. These were specialty chemical companies which focused on the polyurethane segment of the plastics industry. Mr. Frakes was also Vice President and a Director of UTI during this period. In March 1997, three unsecured creditors of PDL filed a petition for the involuntary bankruptcy of PDL. This matter is pending before the United States Bankruptcy Court, Central District of California. In 1980, Mr. Frakes obtained a Masters in Business Administration from University of Southern California. He obtained his Bachelor of Arts degree in history from Stanford University from which he graduated with honors in 1978.

     Sheikhar Boodram was appointed as a Director of the Corporation on February 2, 1996. Mr. Boodram was a Director of American Toys from May 1993 until July 1996. Since September 1992, Mr. Boodram has been the Vice President and a
Director of United Toys & Textiles Corp. ("UTTC"). From October 1991 to September 1992, Mr. Boodram was employed as a designer with UTTC. Mr. Boodram has been the Secretary of Multimedia Concepts International, Inc. ("Multimedia") since June 12, 1995. He also served as President of Multimedia from June 12, 1995 until May 15, 1997. Mr. Boodram was the sole Officer and Director of American Eagle Industries Corp. and Match II, Inc. until both ceased operations in December 1996. Since February 5, 1997, Mr. Boodram has been Secretary and Director of U.S. Apparel Corp. From 1979 until October 1991, Mr. Boodram was the production manager for Lady Helene Sophisticates, Ltd., a manufacturer of ladies garments, which ceased operations in 1991.

Board Meetings, Committees, and Compensation

     During the fiscal year ended March 31, 1997, no meetings of the Board of Directors were held. Actions were taken on twelve (12) occasions by unanimous written consent of the

Board of Directors, which consent was obtained in lieu of meetings. The Corporation does not pay its Directors for attendance at Board of Directors meetings or committee meetings. Upon the election of the directors nominated hereunder, the Corporation shall form an audit committee, which committee shall be comprised of the two outside directors, Harold Rashbaum and Sheikhar Boodram, and James Frakes as the inside director

         The affirmative vote of the holders of a majority of the shares of the Common Stock issued and outstanding on the record date, voting together as a single class, is required for the approval of this proposal. The Directors and Officers of the Corporation and other principal stockholders owning of record, beneficially, directly and indirectly, an aggregate of approximately 59.3% of such shares outstanding on the record date, have agreed to vote in favor of approval of this proposal; therefore, this proposal shall be approved at the meeting.

     The Board of Directors recommends that you vote "FOR" this Proposal.


                   EXECUTIVE COMPENSATION AND RELATED MATTERS

Summary of Cash and Certain Other Compensation

         The following provides certain information concerning all Plan and Non-Plan (as defined in Item 402 (a)(ii) of Regulation S-B) compensation awarded to, earned by, or paid by the Corporation during the years ended March 31, 1997, 1996, and 1995 to each of the named executive officers of the Corporation:

                           Summary Compensation Table

                               Annual Compensation

(a)                                                  (b)              (c)                (d)                       (e)

Name and Principal                                                                       Other Annual
   Position                                          Year              Salary($)         Bonus($)(1)                Compensation($)
-----------------------                              ----              ---------         -----------                ---------------
Richard Brady                                        1997              108,000           -                          6,179(2)
Chief Executive Officer,                             1996              117,230           -                          7,979(2)
 President, and Director                             1995              120,000           -                          7,829(2)


     (1) No bonuses were paid during the periods herein stated.

     (2) Includes an automobile allowance of $4,800 for 1997 and $6,600 for 1996 and 1995, and the payment of life insurance premiums of $1,379, $1,379, and $1,888 for 1997, 1996, and 1995, respectively.

1994 Stock Option Plan

         In 1994, the Corporation adopted the Corporation's 1994 Stock Option Plan ("the Plan"). The Board believes that the Plan is desirable to attract and retain executives and other key employees of outstanding ability. Under the Plan, options to purchase an aggregate of not more than 50,000 (reflects 1 for 3 reverse split) shares of Common Stock may be granted from time to time to key employees, Officers, Directors, advisors, and independent consultants to the

Corporation and its subsidiaries. The Corporation has granted to James Frakes, Chief Financial Officer and Secretary, pursuant to his hire, options to purchase 30,000 shares of Common Stock at an exercise price of $3.25 per share, vesting at the rate of 10,000 shares per annum for the year ending July 1998, 1999, and 2000.

         The Board of Directors is charged with administration of the Plan and is generally empowered to interpret the Plan, prescribe rules and regulations relating thereto, determine the terms of the option agreements, amend them with the consent of the Optionee, determine the employees to whom options are to be granted, and determine the number of shares subject to each option and the exercise price thereof. The per share exercise price for incentive stock options ("ISOs") will not be less than 100% of the fair market value of a share of the Common Stock on the date the option is granted (110% of fair market value on the date of grant of an ISO if the Optionee owns more than 10% of the Common Stock of the Corporation).

         Options will be exercisable for a term (not less than one year) determined by the Board. Options may be exercised only while the original grantee has a relationship with the Corporation or at the sole discretion of the Board, within ninety days after the original grantee's termination. In the event of termination due to retirement, the Optionee, with the consent of the Board, shall have the right to exercise his option at any time during the thirty-six month period following such retirement. Options may be exercised up to thirty-six months after the death or total and permanent disability of an Optionee. In the event of certain basic changes in the Corporation, including a change in control of the Corporation as defined in the Plan, in the discretion of the Board, each option may become fully and immediately exercisable. ISOs are not transferable other than by will or by the laws of descent and distribution. Options may be exercised during the holder's lifetime only by the holder or his guardian or legal representative.

         Options granted pursuant to the Plan may be designated as ISOs with the attendant tax benefits provided therefor pursuant to Sections 421 and 422A of the Internal Revenue Code of 1986. Accordingly, the Plan provides that the aggregate fair market value (determined at the time an ISO is granted) of the Common Stock subject to ISOs exercisable for the first time by an employee during any calendar year (under all plans of the Corporation and its subsidiaries) may not exceed $100,000. The Board may modify, suspend, or terminate the Plan, provided, however, that certain material modifications affecting the Plan must be approved by the shareholders, and any change in the Plan that may adversely affect an Optionee's rights under an option previously granted under the Plan requires the consent of the Optionee.

1994 401(k) Employee Stock Option Plan ("ESOP")

                   In May 1994, the Corporation adopted corporate resolutions approving a 401(k) Employee Stock Ownership Plan ("the ESOP Plan") which covers substantially all employees of the Corporation. The ESOP Plan was filed on July 14, 1995 with the Internal Revenue Service and includes provisions for both employee stock ownership and a 401(k) Plan. The ESOP Plan allows contributions only by the Corporation: these can be made annually at the discretion of the Corporation's Board of Directors. The ESOP Plan has been designed to invest primarily in the Corporation's stock. The 401(k) portion of the ESOP Plan will be contributed to by the employees of the Corporation through payroll deductions. The Corporation does not intend to match contributions to the 401(k). Contributions to the ESOP Plan may result in an expense, resulting in a reduction in earnings, and may dilute the ownership interests of persons who currently own securities of the Corporation.

Certain Relationships and Related Transactions

         On January 30, 1996, pursuant to the requirements of a Loan and Security Agreement with Congress Financial Corporation (Western) ("Congress") which provides a secured line of credit for the Corporation, American Toys, Inc. converted all $1,400,000 of debt owed by the Corporation into equity. In exchange for the debt, American Toys, Inc. agreed to receive from the Corporation one share of Series D Preferred Stock with the right to elect 2/3 of the Corporation's Board of Directors upon stockholder approval. In August 1996, the one share of Series D Preferred Stock was converted into 1,157,028 shares of the Corporation's Common Stock based on the initial amount of the debt divided by the average price of the shares for a 90 day period prior to the conversion. This was performed in order for American Toys, Inc. to spin such shares off to its stockholders and divest its interest in the Corporation.

         In February 1996, pursuant to the terms of the Congress financing, Europe America Capital Corporation ("EACC"), delivered to Congress a $2,000,000 letter of credit ("L/C"). EACC is an affiliate of Ilan Arbel, the Corporation's former Chairman of the Board. The Congress financing is also guaranteed by UTTC, the majority stockholder of the Corporation. As compensation for the issuance of the L/C, the Corporation granted to EACC options, subject to stockholder approval, (i) to purchase up to an aggregate of 1,250,000 shares of Common Stock at a purchase price of 25% of the closing bid price for the Common Stock on the last business day prior to exercise, for a period of six months from issuance (this option expired unexercised); and (ii) to purchase up to an aggregate of 20,000,000 shares of the Corporation's preferred stock, designated as the "Series E Preferred Stock."

         From April 1996 to June 1997, EACC exercised its options and purchased an aggregate of 3,812,070 shares of the Series E Class I Preferred Stock (which class has since been eliminated pursuant to shareholder vote), for $3,812,070. An aggregate of 361,500 shares have been converted to Common Stock, leaving an aggregate of 3,450,570 shares of Series E Preferred Stock outstanding, prior to the public offering. The proceeds of the funds received for this investment have enabled Playco to acquire the assets of Toys International (a three store chain); to finance the openings of the Santa Clarita, Arizona Mills, Redondo Beach, Ontario Mills, and Clairemont stores; to redesign five store locations; and to support losses incurred during the Corporation's business turnaround.

         In April 1997, EACC issued an additional $1 million L/C to Congress as security. This L/C has enabled the Corporation to receive additional advances in such amount from Congress. EACC did not receive any compensation for the issuance of this L/C.

                              FINANCIAL INFORMATION

         A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 1997, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED (WITHOUT THE ACCOMPANYING EXHIBITS) TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR SENT TO JAMES B. FRAKES, SECRETARY, PLAY CO. TOYS & ENTERTAINMENT CORP., 550 RANCHEROS DRIVE, SAN MARCOS, CALIFORNIA 92069. EACH SUCH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT AS OF DECEMBER 15, 1997 THE PERSON MAKING THE REQUEST WAS THE BENEFICIAL OWNER OF SHARES OF THE CORPORATION'S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS.

                               II. OTHER BUSINESS

          As of the date of this proxy statement, the only business which the Board of Directors intends to present, and knows that others will present, at the Annual Meeting is that herein set forth. If any other matter properly is brought before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

Shareholder Proposals

         Proposals of shareholders intended to be presented at the Corporation's 1999 Annual Meeting of Shareholders must be received by the Corporation on or prior to August 16, 1999 to be eligible for inclusion in the Corporation's proxy statement and form of proxy to be used in connection with the 1999 Annual Meeting of Shareholders.

                                             By Order of the Board of Directors,

                                                                 James B. Frakes
                                                                       Secretary
January 5, 1998

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.